Exhibit 99.1

White Mountains Insurance Group, Ltd. Investors Presentation June 8, 2007

Forward-Looking Statements Certain information and statements included in this presentation are not historical facts but are forward-looking statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (i) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (ii) the continued availability of capital and financing; (iii) general economic, market or business conditions; (iv) business opportunities (or lack thereof) that may be presented to us and pursued; (v) competitive forces, including the conduct of other insurers and reinsurers; (vi) changes in domestic or foreign laws or regulations applicable to us, our competitors or our clients; (vii) an economic downturn or other economic conditions adversely affecting our financial position; (viii) loss reserves established subsequently proving to have been inadequate; and (ix) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

Financial Highlights ($ in millions, except per share values) 2006 1Q07 Adjusted comprehensive net income $734 $103 Fully diluted tangible book value per share $406 $415 21% 3% OneBeacon GAAP combined ratio 96% 98% WMRe GAAP combined ratio 102% 99% Esurance NWP (*5/07 TTM) $600 Esurance economic combined ratio 97% 98% Investments pre-tax total return 9.1% 2.0% $701* - growth, including dividends

Our Track Record White Mountains Returns From IPO in 1985 Market Value Per Share: 18% annualized, including dividends Fully Diluted TBV Per Share: 17% annualized, including dividends Spin-off of White River Corporation As of June 7, 2007 (1) $587 (2) $415 $22 $25.75 $0 $100 $200 $300 $400 $500 $600 $700 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1Q07 Market Value Per Share Fully Diluted Tangible Book Value Per Share

The WTM Advantage Bermuda/Non-U.S. structure 20% annual growth in fully diluted TBV per share, including dividends, since 1999 re-domestication Focus on real value creation 15% IRR on White Mountains Re 1996-2006 (1.2x book value) 18% IRR on Montpelier Re 2001-2007 20% IRR on OneBeacon 2001-2006 (market) Talented management team with broad skill set Merchant banking in U.S. P&C insurance, global reinsurance, life insurance, asset management Due diligence, deal structuring, company restructuring Operating skills: turnaround, ongoing, start-up Investment management Tax & capital management

# The WTM Advantage - Diversified Businesses

## Insurance

OneBeacon

*($2.0 billion of regulatory capital)*

- Specialty
- Regional/ Reciprocals.

Esurance

*($0.4 billion of capital, mostly inside WMRe)*

- Online personal auto
- Referral fees

Galileo Weather

## Reinsurance

White Mountains Re

*($2.6 billion of regulatory capital, including capital supporting Esurance)*

- Folksamerica
- Sirius International
- Bermuda Platform

WTM Life Re

- Japanese Variable Annuities

## Investments

White Mountains Advisors

**WTM Consolidated Portfolio**

- **$11 billion**

**Third-Party Assets**

- **$21 billion**

White Mountains

6

The WTM Advantage: OneBeacon Acquired from Bermuda for $2.1 billion in 2001 Combined ratio from 120% in 2000 to 96% in 2006 Transformed to specialty company Small runoff with A&E cover Capital distributions of $1.8 billion, 2001-2006 Freed-up capital invested in reinsurance post-9/11 IPO’d at 1.5x book value (tax free) Standalone Bermuda structure 23% effective tax rate 20% IRR @ market (2001 – 2006)

OneBeacon Bermuda-based specialty property and casualty insurer Specialty Lines - profitable and growing Commercial Lines - strong new business and retention Personal Lines - net written premium declining (primarily AutoOne), retention and policies-in-force improvement, reciprocal strategy Underwriting profits for each of the past four years Solid growth in adjusted book value per share Strong balance sheet and right-sized capital structure Initial public offering in November 2006 New U.S. headquarters in Canton, MA Opportunities: Grow specialty businesses Continue to improve expense ratio

OneBeacon Segment Results Net Written Premium ($ millions) GAAP Combined Ratio 107% 98% 99% 98% 96% 70% 75% 80% 85% 90% 95% 100% 105% 110% 2002 2003 2004 2005 2006 $2,523 $1,973 $2,459 $2,121 $1,958 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2002 2003 2004 2005 2006

The WTM Advantage: White Mountains Re Acquired Folksamerica Re (50% in 1996, remainder in 1998) 12 transactions since: Ten solid exit visas One bad acquisition - Risk Capital Re One great acquisition - Sirius International Significant capital invested in property cat reinsurance post-9/11 Good returns despite KRW Know how much you can lose; don’t lose your partners’ money Cat exposures have been right sized $2.6 billion of regulatory capital Bermuda platform 15% IRR 1996-2006 (economic value) Revamped management team

White Mountains Re 15th largest global reinsurer $2.6 billion of regulatory capital $1.6 billion of annual gross written premium excluding Esurance White Mountains Re Bermuda Formed 1980; 100% owned since 1998 Regulatory capital of $1.2 billion $1.0 billion in GWP during 2006 Formed 1945; acquired 2004 Regulatory capital of $1.4 billion $0.6 billion in GWP during 2006 Folksamerica Re Solutions – U.S. Capitalizing Bermuda platform Folksamerica Other Businesses Sirius International U.S. Sweden Bermuda & U.S.

White Mountains Re Segment Results Net Written Premium ($ millions) GAAP Combined Ratio 102% 96% 104% 118% 102% 70% 75% 80% 85% 90% 95% 100% 105% 110% 115% 120% 2002 2003 2004 2005 2006 $688 $886 $1,246 $1,304 $1,290 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2002 2003 2004 2005 2006

White Mountains Re Segment Results Net Income Return on Equity $ millions $0 $50 $100 $150 $200 $250 $300 2002 2003 2004 2005 2006 -5% 0% 5% 10% 15% 20% 2002 2003 2004 2005 2006

White Mountains Re Diversified book – geographically and by line of business Bermuda platform U.S. regional & specialty markets Multi-branch local European business Reduced cat exposures Strong financial position Experienced management team Opportunities: Leverage Bermuda platform Enhance integration Upgrade in ratings

The WTM Advantage - Esurance Acquired in 2000 for a $9 million funding commitment Spent additional $53 million to reach breakeven Now owned 100% from Bermuda Economically profitable since 2004 Current GAAP losses due to required expensing of policy acquisition costs over first 6-month policy term Average policy life estimated at 30 months $701 million in 12-month trailing written premium Low-cost operating model 8.6% operating expense ratio in 1Q07 Inherently lower cost than GEICO at much smaller volume Extending technology advantage to claims settlement process Affiliate reinsurance lowers capital charges Continued strong, economically profitable growth

Esurance Writing business in 27 states (representing 83% of the U.S. personal auto insurance market) Now the 34th largest U.S. personal auto insurer Increasing advertising spend: 2004 - $19 million 2005 - $60 million 2006 - $87 million 1Q07 segment results: 98% economic combined ratio $208 million of net written premium 1,200 average policies sold per day 430,000 policies in force

Esurance Esurance Auto Quotes Issued (daily average) % of Online Quotes Submitted – 2006* *Source: ComScore 31% 15% 8% 7% 3% 2% 34% 3,361 3,887 4,496 6,473 9,581 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2002 2003 2004 2005 2006

Esurance Segment Results Net Written Premium ($ millions) Policies-In-Force (000’s) 74 119 212 373 43 0 50 100 150 200 250 300 350 400 2002 2003 2004 2005 2006 $53 $116 $199 $349 $596 $600 $500 $400 $300 $200 $100 $0 2002 2003 2004 2005 2006

Esurance Segment Results GAAP Combined Ratio Economic Combined Ratio 120% 102% 109% 108% Loss + LAE Other Underwriting Acquisition Loss + LAE Other Underwriting Acquisition 113% 95% 95% 97% 169% 149% 90% 81% 69% 67% 73% 52% 20% 16% 12% 9% 27% 19% 17% 30% 26% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2002 2003 2004 2005 2006 81% 69% 67% 73% 50% 18% 13% 12% 9% 9% 14% 13% 16% 15% 90% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2002 2003 2004 2005 2006

New Opportunities We are seeking value creating transactions and/or businesses In 2006, we did not find pure acquisitions that met our goals (industry profitable, owners happy, excess capital, etc.) Instead we created two new businesses and have invested in a third: - Galileo Weather Risk Management Tailored risk management products related to weather Heating/cooling degree days; precipitation; sunshine hours; frost days - typically in derivative form Bermuda-based with offices in New York and London

New Opportunities - WTM Life Re Reinsures variable annuity guarantees outside of U.S. Large reinsurance treaty of in-force business from a leading direct writer of variable annuities in Japan Use capital markets to partially hedge guarantees Pentelia $600 million entity created to invest in an array of remote probability insurance risks; many tradable in capital markets WTM invested in the entity and is also a minority owner with IXIS of the management company Business expected to include cat bonds, ILW’s, life settlements, adverse mortality, terrorism bonds, weather and life extension bonds Provides a window on the increasing “capital marketization” of insurance risks

Consolidated Capitalization (1) Excludes the preferred stock that was economically defeased in conjunction with the OneBeacon IPO (2) Pro forma for the issuance of $250 million fixed/floating non-cumulative perpetual preference shares Pro forma ($ in millions) 2004 2005 2006 1Q07 1Q07 (2) Total debt 783 $ 779 $ 1,107 $ 1,184 $ 1,184 $ Preferred stock - OneBeacon 212 234 - (1) - (1) - (1) Preferred stock - White Mountains Re - - - - 250 Minority interest - OneBeacon - - 491 516 516 Adjusted common equity 3,807 3,785 4,426 4,511 4,507 4,802 $ 4,798 $ 6,024 $ 6,211 $ 6,457 $ Debt to total tangible capital 16% 16% 18% 19% 18% Debt and preferred to total tangible capital 21% 21% 18% 19% 22% Total tangible capital

Capital Activities Existing undeployed capital in Bermuda In conjunction with the OneBeacon IPO in November 2006: - Refinanced existing $400 million WTM/OneBeacon credit facility into: $500 million WTM/WMRe credit facility $75 million OneBeacon credit facility - Economically defeased the Berkshire and Zenith preferred stocks White Mountains Re’s financings in 2007: - $400 million senior notes (1Q) - $250 million fixed/floating non-cumulative perpetual preference shares (2Q) White Mountains - New $400 million WTM credit facility in syndication

Symetra Formerly Safeco Life & Investments Acquired August 2, 2004 - WTM & BRK each with 24% fully converted ownership 14% annualized growth in adjusted book value per share, including dividends since closing Paid $100 million special dividend in 2006 Before div Post div ($ in millions, except per share amounts) Aug 2004 2005 2006 2006 1Q07 Total assets 21,947 $ 20,852 $ 20,139 $ 20,139 $ 19,920 $ Adjusted common equity 1,065 $ 1,276 $ 1,449 $ 1,349 $ 1,404 $ Adjusted book value per share 100 $ 120 $ 136 $ 127 $ 132 $

Consolidated Investments – Pre-tax Total Return Investments – Pre-tax Total Return Cumulative 2003 2004 2005 2006 1Q07 Annualized Fixed income 5.7% 5.1% 0.6% 6.5% 1.6% 4.6% Short term investments 1.0% 1.0% 2.6% 5.0% 1.1% 2.5% Common stock 32.2% 18.4% 8.3% 20.1% 3.1% 19.1% Other investments 22.3% 23.2% 0.9% 14.5% 2.9% 14.7% Pension 21.9% 13.3% 13.8% 16.7% 3.5% 16.3% 8.4% 7.3% 2.3% 9.1% 2.0% 6.8% S&P 500 28.7% 10.9% 4.9% 15.8% 0.6% 14.0% Lehman Aggregate 4.1% 4.3% 2.4% 4.3% 1.5% 3.9% Conventional wisdom benchmark 7.8% 5.3% 2.8% 6.0% 1.4% 5.5% 10 year treasury + 150 basis points 1.6% 6.3% 4.5% 3.5% 2.0% 4.2% Total

Sector Allocation Driven by Security Selection Spread Product Portfolio Allocation 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2001 2002 2003 2004 2005 2006 Mar-07 Corporates Mortgage Backed/Asset Backed Securities

# Equities

## Top Ten Aggregated Holdings (1)

| Company Name | 3/2007 Percentage of Total (2) | Company Name | 12/2004 Percentage of Total (2) | Company Name | 12/2002 Percentage of Total (2) |
|---|---|---|---|---|---|
| 1) Mirant Corp. | 7.8% | 1) Unocal Corp. | 7.7% | 1) Unocal Corp. | 10.1% |
| 2) Unisource Energy Corp. | 3.6% | 2) Marathon Oil Corp. | 5.7% | 2) Union Pacific | 7.9% |
| 3) 3M Co. | 3.4% | 3) Unisource Energy Corp. | 5.6% | 3) Unisource Energy Corp. | 7.6% |
| 4) General Mills, Inc. | 3.3% | 4) Amerada Hess Corp. | 5.6% | 4) First Energy Corp. | 7.2% |
| 5) El DuPont de Nemours | 3.3% | 5) Teck Cominco, Ltd. | 4.9% | 5) Meredith Corp. | 6.3% |
| 6) Meredith Corp. | 3.0% | 6) Great Lakes Chemical Co | 4.7% | 6) Great Lakes Chemical Co | 5.8% |
| 7) Amgen Inc. | 3.0% | 7) El Paso Electric Co. | 4.0% | 7) Marathon Oil Corp. | 5.1% |
| 8) Hess Corp. | 2.7% | 8) Barrick Gold Corp. | 3.9% | 8) People's Bank | 5.0% |
| 9) Post Properties, Inc. | 2.7% | 9) Meredith Corp. | 3.7% | 9) Fairmont Hotels & Resort | 4.1% |
| 10) SLM Corp. | 2.6% | 10) Sierra Pacific Resources | 3.2% | 10) El Paso Electric Co. | 3.9% |
| Top Ten Total | 35.4% | Top Ten Total | 49.0% | Top Ten Total | 63.0% |

- More diversified
- More convertible securities
- Larger cap focus

- Energy, utilities and commodities dominate

- Concentrated in energy and utilities
- Mid cap focus

(1) - Represents the OneBeacon Equity 401k account. Aggregated holdings include all security types combined.
(2) - Figures shown are as a % of the total fair market value of the separate account's investment holdings (including cash).

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What to Expect Growth in tangible book value per share Commitment to our operating principles underwriting comes first maintain a disciplined balance sheet invest for total return think like owners Prudent capital deployment and active capital management Opportunistic approach to the business

Wise Words “In the short run the market is a voting machine; in the long run it is a weighing machine.” Benjamin Graham

White Mountains Insurance Group, Ltd. Investors Presentation June 8, 2007

Appendix – Non-GAAP Financial Measures 1. Adjusted comprehensive net income is a non-GAAP measure that excludes the change in net unrealized gains from Symetra’s fixed maturity portfolio from comprehensive net income. GAAP requires these assets to be marked-to-market, which results in gains during periods when interest rates fall and losses in periods when interest rates rise. Because the liabilities related to the life insurance and structured settlement products that these assets support are not marked-to-market, it is likely that the economic impact on Symetra would be the opposite of that shown under GAAP (i.e., in general, Symetra’s intrinsic value increases when interest rates rise and decreases when interest rates fall). 2. Fully diluted tangible book value per share is a non-GAAP measure which is derived by expanding the GAAP book value per share calculation to include the effects of assumed conversion of all convertible securities and to exclude any unamortized goodwill and net unrealized gains from Symetra’s fixed maturity portfolio. 3. Adjusted book value per share for OneBeacon is a non-GAAP measure reflecting its actual book value per share but excluding the impact of economically defeasing OneBeacon’s mandatorily redeemable preferred stock from its book value per common share. 4. Adjusted common equity is a non-GAAP measure that excludes the net unrealized gains from Symetra’s fixed maturity portfolio and any unamortized goodwill from GAAP shareholders’ equity. 5. Total tangible capital is a non-GAAP measure that excludes the net unrealized gains from Symetra’s fixed maturity portfolio and any unamortized goodwill from GAAP shareholders’ equity. 6. Pre-tax total return on investments is a non-GAAP measure that includes the performance of OneBeacon’s internally-managed pension plan investments not consolidated under GAAP, includes WTM’s investment in Symetra which is recorded as an investment in unconsolidated insurance affiliate, excludes the performance of investments held by certain entities consolidated under FIN 46 and excludes the earnings on funds held under reinsurance treaties. 7. Economic combined ratio is a non-GAAP measure that defers and amortizes certain acquisition expenses over the term of the policy written and its expected renewals (whereas GAAP combined ratio requires amortization of such expenses over just the initial policy term). In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of adjusted comprehensive net income to GAAP comprehensive net income ($ in millions) 2006 1Q07 GAAP comprehensive net income $ 706 $ 109 change in net unrealized gains from 28 (6) Symetra's fixed maturity portfolio adjusted comprehensive net income $ 734 $ 103

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of fully diluted tangible book value per share to GAAP book value per share ($ in millions, except per share amounts, shares in thousands) 2006 1Q07 GAAP common shareholders' equity $ 4,455 $ 4,543 benefits to be received from share obligations under 5 4 employee benefit plans remaining adjustment of subsidiary preferred stock to (42) (35) face value book value per share, numerator 4,418 4,512 less: net unrealized gains from Symetra's 4 (2) fixed maturity portfolio goodwill (32) (29) fully diluted tangible book value per share, numerator $ 4,390 $ 4,481 common shares outstanding 10,783 10,834 unearned restricted shares - (53) share obligations under employee benefit plans 29 25 fully diluted tangible book value per share, denominator 10,812 10,806 book value per share $ 409 $ 418 fully diluted tangible book value per share $ 406 $ 415

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of Symetra's adjusted common equity to GAAP common shareholders' equity ($ in millions, except per share amounts, shares in thousands) Before div Post div Aug 2004 2005 2006 2006 1Q07 GAAP common shareholders' equity $ 1,065 $ 1,405 $ 1,327 $ 1,327 $ 1,416 Plus: dividends paid - - 100 - - Less: net unrealized gains from fixed maturity portfolio - (129) 22 22 (12) adjusted common equity $ 1,065 $ 1,276 $ 1,449 $ 1,349 $ 1,404 common shares outstanding 10,649 10,649 10,649 10,649 10,649 adjusted book value per share 100 $ 120 $ 136 $ 127 $ 132 $

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of adjusted common equity to GAAP common shareholders' equity ($ in millions) Pro forma 2004 2005 2006 1Q07 1Q07 GAAP common shareholders' equity $ 3,884 $ 3,833 $ 4,455 $ 4,543 $ 4,539 convertible preference shares - - - - - less: net unrealized gains from Symetra's (57) (24) 4 (2) (2) fixed maturity portfolio goodwill (20) (24) (33) (29) (29) adjusted common equity 3,807 3,785 4,426 4,511 4,507 minority interest - OneBeacon - - 491 516 516 debt 783 779 1,107 1,184 1,184 preferred stock - OneBeacon 212 234 - - - preferred stock - White Mountains Re - - - - 250 total tangible capital $ 4,802 $ 4,798 $ 6,024 $ 6,211 $ 6,457 debt to total tangible capital 16% 16% 18% 19% 18% debt and preferred stock to total tangible capital 21% 21% 18% 19% 22%

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 2002 total return before pension 11.4% effect of pension plan return [1] -0.4% pre-tax total return 11.0% Pre-tax Adjusting GAAP total return items return fixed income investments 11.6% 0.6% [2] 12.2% short-term investments 2.0% -1.1% [3] 0.9% common stock 32.7% -29.2% [4] 3.5% other investments 29.1% -11.0% [5] 18.1% total return before pension 11.4% -2.1% 9.3% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to exclusion of investment in Montpelier Re common stock from GAAP investment return. Under GAAP, this holding was classified as investment in affiliate under equity method of accounting and therefore excluded from GAAP investment returns. [5] Difference primarily attributable to exclusion of investment in Montpelier Re warrants from GAAP investment return. Under GAAP, this holding was classified as investment in affiliate and therefore excluded from GAAP investment returns.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 2003 total return before pension 7.7% effect of pension plan return [1] 0.7% pre-tax total return 8.4% Pre-tax Adjusting GAAP total return items return fixed income investments 5.7% -0.3% [2] 5.4% short-term investments 1.0% 0.0% [3] 1.0% common stock 32.2% 3.8% [4] 36.0% other investments 22.3% 5.5% [5] 27.8% total return before pension 7.7% -1.3% 6.4% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to exclusion of investment in Montpelier Re common stock from GAAP investment return. Under GAAP, this holding was classified as investment in affiliate under equity method of accounting and therefore excluded from GAAP investment returns. [5] Difference primarily attributable to exclusion of investment in Montpelier Re warrants from GAAP investment return. Under GAAP, this holding was classified as investment in affiliate and therefore excluded from GAAP investment returns.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 2004 total return before pension 7.0% effect of pension plan return [1] 0.3% pre-tax total return 7.3% Pre-tax Adjusting GAAP total return items return fixed income investments 5.1% -0.7% [2] 4.4% short-term investments 1.0% 0.9% [3] 1.9% common stock 18.4% 17.0% [4] 35.4% other investments 23.2% 1.1% [5] 24.3% total return before pension 7.0% 0.4% 7.4% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to the sale of Montpelier Re common stock during 2004. Prior to the sale, the investment in Montpelier Re was recorded as investment in affiliate under equity method of accounting for GAAP purposes. In conjunction with the sale, a realized gain was recognized for GAAP purposes. [5] Difference primarily attributable to exclusion of investment in Montpelier Re warrants from GAAP investment return. Under GAAP, this holding was classified as investment in affiliate and therefore excluded from GAAP investment returns.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 2005 total return before pension 1.8% effect of pension plan return [1] 0.5% pre-tax total return 2.3% Pre-tax Adjusting GAAP total return items return fixed income investments 0.6% 2.1% [2] 2.7% short-term investments 2.6% 3.0% [3] 5.6% common stock 8.3% -3.2% [4] 5.1% other investments 0.9% 3.0% [5] 3.9% total return before pension 1.8% 1.5% 3.3% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to classification of convertible securities as fixed income under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 2006 total return before pension 8.7% effect of pension plan return [1] 0.4% pre-tax total return 9.1% Pre-tax Adjusting GAAP total return items return fixed income investments 6.5% -0.6% [2] 5.9% short-term investments 5.0% 1.1% [3] 6.1% common stock 20.1% 1.9% [4] 22.0% other investments 14.5% 2.4% [5] 16.9% total return before pension 8.7% -0.5% 8.2% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to classification of convertible securities as fixed income under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of pre-tax total return to GAAP return - 1Q07 total return before pension 1.9% effect of pension plan return [1] 0.1% pre-tax total return 2.0% Pre-tax Adjusting GAAP total return items return fixed income investments 1.6% -0.1% [2] 1.5% short-term investments 1.1% 0.1% [3] 1.2% common stock 3.1% 0.8% [4] 3.9% other investments 2.9% 2.4% [5] 5.3% total return before pension 1.9% 0.0% 1.9% [1] Pension plan investments are not included in calculation of GAAP returns but are included in calculation of pre-tax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies. [4] Difference primarily attributable to classification of convertible securities as fixed income under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46.

Appendix – Reconciliation of Non-GAAP Financial Measures Reconciliation of economic combined ratio to GAAP combined ratio 2002 2003 2004 2005 2006 1Q07 GAAP combined ratio 169% 120% 102% 109% 108% 111% customer acquisition impact [1] -18% -5% -4% -14% -11% -13% operating expense impact [2] -2% -2% -3% 0% 0% 0% economic combined ratio 149% 113% 95% 95% 97% 98% [1] GAAP combined ratio requires certain acquisition expenses be deferred and amortized over the term of the policy written. Economic combined ratio instead amortizes such expenses over the term of the policy written and its expected renewals. In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite. [2] GAAP combined ratio includes other expenses relating to underwriting policies. Economic combined ratio offsets other expenses with other revenues it receives (i.e., installment fees, policy fees, etc.).